Media Contact:
Heidi Murphy
Heidi.murphy@padillaco.com

Investor Relations:
John Cummings
Sr. Director, FP&A & IR
(765) 262-2898
john.cummings@onewabash.com

Wabash Announces Third Quarter 2026 Results

▪Quarterly revenue of $476 million - Reflects strong shipments in core Dry Van market. Parts & Services generated positive revenue growth year-over-year.
▪GAAP operating loss of $20 million or Non-GAAP adjusted operating loss of $27 million; Non-GAAP adjusted operating loss excludes impact of $7.5 million related to the gain on sale of a manufacturing facility and $0.5 million of facility idling costs.
▪Quarterly GAAP EPS of $(0.51) or Non-GAAP adjusted EPS of $(0.63).
▪Total backlog of $1,198 million as of September 30, 2026. An increase of 25% versus Q2-26 and outperforming traditional seasonal trends.
▪Q4-2026 revenue outlook midpoint of $435 million, EPS outlook $(0.65). Market conditions and financials expected to improve sequentially thereafter.

LAFAYETTE, Ind. – October 29, 2026 – Wabash (NYSE: WNC), a leader in end-to-end supply chain solutions for the transportation, logistics and infrastructure markets, today reported results for the quarter ended September 30, 2026.
The Company's net sales for the third quarter of 2026 were $476.4 million, reflecting a 24.8% increase compared to the same quarter of the previous year. The Company generated consolidated gross margin of $15 million, equivalent to 3.1% of sales. GAAP operating loss amounted to $20 million as the company recognized a $7.5 million gain on the sale of a manufacturing facility and recorded $0.5 million of facility idling costs. Excluding the impact of the gain on sale and facility idling costs, Non-GAAP adjusted operating loss was $27 million for the quarter. Third quarter GAAP diluted earnings per share was $(0.51) or $(0.63) on a Non-GAAP adjusted basis.
As of September 30, 2026, total Company backlog stood at approximately $1,198 million, an increase of $242 million over the prior quarter.
For the fourth quarter of 2026, the Company guides its revenue to be in the range of $420 million to $450 million and Non-GAAP adjusted EPS to a range of $(0.75) to $(0.55).
"Our third quarter results represent another step forward in what continues to be a transition year for Wabash" explained Brent Yeagy, President and Chief Executive Officer. "Beneath the results we have explicit and material evidence in demonstrated customer demand. That gives confidence that the conditions required for a broader recovery are solidly in place. As a direct result of customer order activity at scale, we aggressively pulled forward capacity addition actions into Q3, actions previously slated for Q1 and Q2 of 2027, to increase dry van output in direct response".

Business Segment Highlights
The table below is a summary of select segment operating and financial results prior to the elimination of intersegment sales for the third quarter of 2026 and 2025. A complete disclosure of the results by individual segment is included in the tables following this release.

	Wabash National Corporation
Three Months Ended September 30,	2026	2025
New Units Shipped
Trailers(1)	9,563	6,675
Truck bodies	1,685	3,067
(1) Trailer shipments do not include converter dollies for any period presented.

	Transportation Solutions		Parts & Services
Three Months Ended September 30,	2026	2025	2026	2025
	(Unaudited, dollars in thousands)
Net sales	$407,860	$334,474	$69,356	$60,964
Gross profit	$4,008	$5,077	$10,867	$10,631
Gross profit margin	1.0%	1.5%	15.7%	17.4%
(Loss) income from operations	$(7,541)	$(13,116)	$5,756	$6,621
(Loss) income from operations margin	(1.8)%	(3.9)%	8.3%	10.9%
During the third quarter, Transportation Solutions generated net sales of $407.9 million, an increase of 21.9% compared to the same quarter of the previous year. Operating loss for the quarter amounted to $7.5 million, representing 1.8% of sales.
Parts & Services' net sales for the third quarter were $69.4 million, an increase of 13.8% compared to the prior year quarter. Operating income for the quarter amounted to $5.8 million, or 8.3% of sales.
Non-GAAP Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this release contains non-GAAP financial measures including adjusted operating (loss) income, adjusted EBITDA, adjusted net loss attributable to common stockholders, adjusted diluted loss per share, free cash flow, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net (loss) income, and reconciliations to GAAP financial statements should be carefully evaluated.
Adjusted operating loss, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating loss excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating loss to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating loss to operating (loss) income, the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted EBITDA includes noncontrolling interest & excludes (income) loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, facility idling costs, gain on sale of facility, purchase accounting gain, Missouri legal matter and other non-operating income and expense. Management believes providing adjusted EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of adjusted EBITDA, when combined with the GAAP presentations of operating (loss) income and net (loss) income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure, is included in the tables following this release.

Adjusted net loss attributable to common stockholders and adjusted diluted loss per share reflect an adjustment for the facility idling cost, gain on sale of facility, purchase accounting gain, Missouri legal matter and the related tax effects of those adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net (loss) income and diluted net (loss) income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net loss attributable to common stockholders and adjusted diluted loss per share to net (loss) income attributable to common stockholders and diluted (loss) income per share, the most comparable GAAP financial measures, are included in the tables following this release.
Free cash flow is defined as net cash (used in) provided by operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash (used by) provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash (used in) provided by operating activities, the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes income (loss) from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating (loss) income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to (loss) income from operations, the most comparable GAAP financial measure, is included in the tables following this release.
Information reconciling any forward-looking adjusted operating (loss) income, adjusted EBITDA, adjusted net loss attributable to common stockholders, adjusted diluted loss per share, free cash flow, adjusted segment EBITDA and adjusted segment EBITDA margin to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.
Third Quarter 2026 Conference Call
Wabash will discuss its results during its quarterly investor conference call on Thursday, October 29, 2026, beginning at 12:00 p.m. EDT. The call and an accompanying slide presentation will be accessible on the "Investors" section of Wabash's website, www.onewabash.com, under "Events & Presentations." The conference call will be accessible at the following link: https://events.q4inc.com/attendee/756116794. A replay of the call will be available shortly after the conclusion of the presentation.

About

Wabash (NYSE: WNC) is the visionary leader of connected solutions for the transportation, logistics and distribution industries that is Changing How the World Reaches You®. Headquartered in Lafayette, Indiana, the company enables customers to thrive by providing insight into tomorrow and delivering pragmatic solutions today to move everything from first to final mile. Wabash designs, manufactures, and services a diverse range of products, including: dry freight and refrigerated trailers, flatbed trailers, tank trailers, dry and refrigerated truck bodies, structural composite panels and products, trailer aerodynamic solutions, and specialty food grade processing equipment. Learn more at www.onewabash.com.

Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the risks related to highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long-term strategic plan. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
# # #

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - dollars in thousands)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$69,290	$31,923
Accounts receivable, net	198,614	119,874
Inventories, net	195,329	181,153
Prepaid expenses and other	39,792	86,136
Total current assets	503,025	419,086
Property, plant, and equipment, net	267,440	300,477
Goodwill	213,337	191,222
Deferred income taxes	38,219	9,047
Intangible assets, net	55,540	63,561
Investment in unconsolidated entities	16,331	7,250
Other assets	140,506	180,538
Total assets	$1,234,398	$1,171,181
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$—	$—
Accounts payable	246,184	145,739
Other accrued liabilities	119,270	156,556
Total current liabilities	365,454	302,295
Long-term debt	540,257	442,852
Other non-current liabilities	55,808	57,492
Total liabilities	961,519	802,639
Commitments and contingencies
Noncontrolling interest	1,792	1,184
Wabash National Corporation stockholders’ equity:
Common stock 200,000,000 shares authorized, $0.01 par value, 40,738,694 and 40,436,437 shares outstanding, respectively	790	787
Additional paid-in capital	706,152	700,697
Retained earnings	204,809	303,615
Accumulated other comprehensive loss	(3,321)	(398)
Treasury stock at cost, 38,263,966 and 38,263,966 common shares, respectively	(637,343)	(637,343)
Total Wabash National Corporation stockholders' equity	271,087	367,358
Total liabilities, noncontrolling interest, and equity	$1,234,398	$1,171,181

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$476,408	$381,595	$1,196,878	$1,221,301
Cost of sales	461,533	365,887	1,177,249	1,145,190
Gross profit	14,875	15,708	19,629	76,111
General and administrative expenses	32,358	(50,520)	96,821	(318,196)
Selling expenses	6,857	5,590	20,911	18,308
Amortization of intangible assets	2,673	2,789	8,021	8,367
Impairment and other, net	(6,987)	203	(8,444)	186
(Loss) income from operations	(20,026)	57,646	(97,680)	367,446
Other income (expense):
Interest expense	(6,957)	(5,373)	(19,836)	(15,707)
Other, net	315	1,240	972	2,821
Other expense, net	(6,642)	(4,133)	(18,864)	(12,886)
Income (loss) from unconsolidated entity	71	(1,845)	222	(5,890)
(Loss) income before income tax expense	(26,597)	51,668	(116,322)	348,670
Income tax (benefit) expense	(6,244)	11,629	(28,120)	87,038
Net (loss) income	(20,353)	40,039	(88,202)	261,632
Net income attributable to noncontrolling interest	395	62	608	303
Net (loss) income attributable to common stockholders	$(20,748)	$39,977	$(88,810)	$261,329

Net (loss) income attributable to common stockholders per share:
Basic	$(0.51)	$0.98	$(2.17)	$6.25
Diluted	$(0.51)	$0.97	$(2.17)	$6.22
Weighted average common shares outstanding (in thousands):
Basic	40,991	40,928	40,883	41,795
Diluted	40,991	41,170	40,883	42,014
Dividends declared per share	$0.08	$0.08	$0.24	$0.24

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - dollars in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities
Net (loss) income	$(88,202)	$261,632
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities
Depreciation	34,222	35,345
Amortization of intangibles	8,021	8,367
Net (gain) loss on sale of property, plant and equipment	(8,784)	100
Deferred income taxes	(29,172)	90,142
Stock-based compensation	7,542	8,895
Non-cash interest expense	1,088	749
Equity in (income) loss from unconsolidated entity	(222)	5,890
Accounts receivable	(78,147)	(3,234)
Inventories	(14,575)	39,320
Prepaid expenses and other	9,191	(54,185)
Accounts payable and accrued liabilities	99,109	128,216
Other, net	(5,891)	(452,137)
Net cash (used in) provided by operating activities	(65,820)	69,100
Cash flows from investing activities
Cash payments for capital expenditures	(8,946)	(20,207)
Expenditures for revenue generating assets	(242)	(40,189)
Proceeds from the sale of assets	39,723	138
Acquisition, net of cash acquired	(2,872)	(1,666)
Investment in unconsolidated affiliates and other	(6,174)	(12,350)
Net cash provided by (used in) investing activities	21,489	(74,274)
Cash flows from financing activities
Proceeds from exercise of stock options	—	11
Dividends paid	(10,031)	(10,539)
Proceeds from issuance of Convertible Notes	150,000	—
Borrowings under revolving credit facilities	201,879	41,751
Payments under revolving credit facilities	(246,879)	(16,751)
Debt issuance costs paid	(11,202)	(1)
Stock repurchases	—	(33,106)
Other	(2,069)	—
Net cash provided by (used in) financing activities	81,698	(18,635)
Cash and cash equivalents:
Net increase (decrease) in cash and cash equivalents	37,367	(23,809)
Cash and cash equivalents at beginning of period	31,923	115,484
Cash and cash equivalents at end of period	$69,290	$91,675
Supplemental disclosures of cash flow information:
Cash paid for interest	$13,169	$10,453
Net cash refunds received for income taxes	$(9,715)	$(307)
Period end balance of payables for property, plant, and equipment	$1,242	$2,916

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Three Months Ended September 30,	2026	2025
Units Shipped
New trailers (1)	9,563	6,675
New truck bodies	1,685	3,067
Used trailers	39	20
(1) Trailer shipments do not include converter dollies for any period presented.

Three Months Ended September 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2026
New trailers	$363,426	$—	$(453)	$362,973
Used trailers	—	1,952	—	1,952
Components, parts and service	—	31,443	—	31,443
Equipment and other	44,434	35,961	(355)	80,040
Total net external sales	$407,860	$69,356	$(808)	$476,408
Gross profit	$4,008	$10,867	$—	$14,875
(Loss) income from operations	$(7,541)	$5,756	$(18,241)	$(20,026)
Adjusted (loss) income from operations[1]	$(14,382)	$5,632	$(18,241)	$(26,991)

2025
New trailers	$259,038	$—	$(13,473)	$245,565
Used trailers	—	929	—	929
Components, parts and service	—	32,584	—	32,584
Equipment and other	75,436	27,451	(370)	102,517
Total net external sales	$334,474	$60,964	$(13,843)	$381,595
Gross profit	$5,077	$10,631	$—	$15,708
(Loss) Income from operations	$(13,116)	$6,621	$64,141	$57,646
Adjusted (loss) income from operations[1]	$(13,116)	$6,621	$(17,066)	$(23,561)

1 Adjusted operating (loss) income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

	Wabash National Corporation
Nine Months Ended September 30,	2026	2025
Units Shipped
New trailers (1)	23,233	20,495
New truck bodies	4,592	9,253
Used trailers	109	85
(1) Trailer shipments do not include converter dollies for any period presented.

Nine Months Ended September 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2026
New trailers	$886,389	$—	$(1,432)	$884,957
Used trailers	—	4,792	—	4,792
Components, parts and service	—	97,067	—	97,067
Equipment and other	126,301	84,953	(1,192)	210,062
Total net external sales	$1,012,690	$186,812	$(2,624)	$1,196,878
Gross (loss) profit	$(5,522)	$25,151	$—	$19,629
(Loss) income from operations	$(58,791)	$15,524	$(54,413)	$(97,680)
Adjusted (loss) income from operations[1]	$(61,241)	$9,611	$(54,413)	$(106,043)

2025
New trailers	$823,014	$—	$(31,914)	$791,100
Used trailers	—	3,549	—	3,549
Components, parts and service	—	96,841	—	96,841
Equipment and other	258,477	72,273	(939)	329,811
Total net external sales	$1,081,491	$172,663	$(32,853)	$1,221,301
Gross profit	$42,091	$34,020	$—	$76,111
(Loss) Income from operations	$(10,396)	$22,591	$355,251	$367,446
Adjusted (loss) income from operations[1]	$(10,396)	$22,591	$(63,343)	$(51,148)

1 Adjusted operating (loss) income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating (loss) income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating (loss) income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENT AND COMPANY FINANCIAL INFORMATION
(Unaudited - dollars in thousands)

Adjusted Operating Loss[1]	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Transportation Solutions
Loss from operations	$(7,541)	$(13,116)	$(58,791)	$(10,396)
Adjustments:
Facility idling and related costs	500	—	4,891	—
Gain on sale of facility	(7,341)	—	(7,341)	—
Adjusted operating loss	(14,382)	(13,116)	(61,241)	(10,396)

Parts & Services
Income from operations	5,756	6,621	15,524	22,591
Adjustments:
Facility idling and related costs	—	—	206	—
Gain on sale of facility	(124)	—	(124)	—
Purchase accounting gains	—	—	(5,995)	—
Adjusted operating income	5,632	6,621	9,611	22,591

Corporate
(Loss) income from operations	(18,241)	64,141	(54,413)	355,251
Adjustments:
Missouri legal matter	—	(81,207)	—	(418,594)
Adjusted operating loss	(18,241)	(17,066)	(54,413)	(63,343)

Consolidated
(Loss) income from operations	(20,026)	57,646	(97,680)	367,446
Adjustments:
Facility idling and related costs	500	—	5,097	—
Gain on sale of facility	(7,465)	—	(7,465)	—
Purchase accounting gains	—	—	(5,995)	—
Missouri legal matter	—	(81,207)	—	(418,594)
Adjusted operating loss	$(26,991)	$(23,561)	$(106,043)	$(51,148)

1 Adjusted operating loss, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating loss excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating loss to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO
NON-GAAP FINANCIAL MEASURES
(Unaudited - dollars in thousands, except per share amounts)

Adjusted EBITDA[1]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net (loss) income	$(20,353)	$40,039	$(88,202)	$261,632
Income tax (benefit) expense	(6,244)	11,629	(28,120)	87,038
Interest expense	6,957	5,373	19,836	15,707
Depreciation and amortization	13,604	14,610	41,223	43,712
Stock-based compensation	2,460	3,272	7,542	8,895
Impairment and other, net	478	203	(979)	186
Other, net	(315)	(1,240)	(972)	(2,821)
(Income) loss from unconsolidated entity	(71)	1,845	(222)	5,890
Facility idling and related costs	500	—	5,097	—
Gain on sale of facility	(7,465)	—	(7,465)	—
Purchase accounting gains	—	—	(5,995)	—
Missouri legal matter	—	(81,207)	—	(418,594)
Adjusted EBITDA	$(10,449)	$(5,476)	$(58,257)	$1,645

Adjusted Net Loss Attributable to Common Stockholders[2]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net (loss) income attributable to common stockholders	$(20,748)	$39,977	$(88,810)	$261,329
Adjustments:
Facility idling and related costs	500	—	5,097	—
Gain on sale of facility	(7,465)	—	(7,465)	—
Purchase accounting gains	—	—	(5,995)	—
Missouri legal matter	—	(81,207)	—	(418,594)
Tax effect of aforementioned items	1,741	20,015	2,090	105,105
Adjusted net loss attributable to common stockholders	$(25,972)	$(21,215)	$(95,083)	$(52,160)

Adjusted Diluted Loss Per Share[2]:	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Diluted (loss) income per share	$(0.51)	$0.97	$(2.17)	$6.22
Adjustments:
Facility idling and related costs	0.01	—	0.12	—
Gain on sale of facility	(0.18)	—	(0.18)	—
Purchase accounting gains	—	—	(0.15)	—
Missouri legal matter	—	(1.97)	—	(9.96)
Tax effect of aforementioned items	0.05	0.49	0.05	2.50
Adjusted diluted loss per share	$(0.63)	$(0.51)	$(2.33)	$(1.24)

Weighted average diluted shares outstanding (in thousands)	40,991	41,170	40,883	42,014

1 Adjusted EBITDA includes noncontrolling interest & excludes (income) loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, facility idling costs, gain on sale of facility, purchase accounting gains, Missouri legal matter and other non-operating income and expense. Management believes providing adjusted EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of adjusted EBITDA, when combined with the GAAP presentations of operating (loss) income and net (loss) income, is beneficial to an investor’s understanding of the Company’s operating performance.
2 Adjusted net loss attributable to common stockholders and adjusted diluted loss per share reflect adjustments for facility idling costs, gain on sale of facility, purchase accounting gains, Missouri legal matter and the related tax effect of those adjustments.

WABASH NATIONAL CORPORATION
RECONCILIATION OF FREE CASH FLOW1
(Unaudited - dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net cash (used in) provided by operating activities	$(37,303)	$85,206	$(65,820)	$69,100
Cash payments for capital expenditures	(3,456)	(5,282)	(8,946)	(20,207)
Expenditures for revenue generating assets	(7)	(19,304)	(242)	(40,189)
Free Cash Flow[1]	$(40,766)	$60,620	$(75,008)	$8,704

1 Free cash flow is defined as net cash (used in) provided by operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash (used in) provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance.

WABASH NATIONAL CORPORATION
RECONCILIATION OF ADJUSTED SEGMENT EBITDA1
AND ADJUSTED SEGMENT EBITDA MARGIN1
(Unaudited - dollars in thousands)

	Transportation Solutions		Parts & Services
Three Months Ended September 30,	2026	2025	2026	2025
(Loss) income from operations	$(7,541)	$(13,116)	$5,756	$6,621
Depreciation and amortization	10,481	12,299	1,915	1,132
Impairment and other, net	—	219	78	(15)
Facility idling and related costs	500	—	—	—
Gain on sale of facility	(7,341)	—	(124)	—
Adjusted segment EBITDA[1]	$(3,901)	$(598)	$7,625	$7,738

Adjusted segment EBITDA margin[1]	(1.0)%	(0.2)%	11.0%	12.7%

	Transportation Solutions		Parts & Services
Nine Months Ended September 30,	2026	2025	2026	2025
(Loss) income from operations	$(58,791)	$(10,396)	$15,524	$22,591
Depreciation and amortization	31,734	36,689	5,961	3,561
Impairment and other, net	(368)	212	(912)	(26)
Facility idling and related costs	4,891	—	206	—
Gain on sale of facility	(7,341)	—	(124)	—
Purchase accounting gains	—	—	(5,995)	—
Adjusted segment EBITDA[1]	$(29,875)	$26,505	$14,660	$26,126

Adjusted segment EBITDA margin[1]	(3.0)%	2.5%	7.8%	15.1%

1 Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest & excludes income (loss) from unconsolidated entity and is calculated by adding back segment depreciation and amortization expense to segment operating (loss) income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating (loss) income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.